Exhibit 99.7

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC

FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2015

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC

TABLE OF CONTENTS

INDEPENDENT AUDITOR’S REPORT    1

FINANCIAL STATEMENTS

Balance Sheet    2

Statement of Income    3

Statement of Changes in Members’ Equity    4

Statement of Cash Flows    5

Notes to the Financial Statements    6

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Houston Metro Ortho and Spine Surgery Center LLC
Houston, Texas

We have audited the accompanying financial statements of Houston Metro Ortho and Spine Surgery Center LLC (the “Company”), a Texas limited liability company, which comprise the balance sheet as of December 31, 2015, and the related statements of income, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Houston Metro Ortho and Spine Surgery Center LLC as of December 31, 2015, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Desroches Partners, LLP

July 12, 2016

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
BALANCE SHEET
DECEMBER 31, 2015

ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents                             $    82,364
Accounts Receivable                                 3,669,333
Prepaid Expenses and Other Current Assets                                 46,081

Total Current Assets                                        3,797,778

PROPERTY AND EQUIPMENT, NET                                3,072,454

OTHER ASSETS:
Deposits and Other Assets                                37,522

TOTAL ASSETS                            $    6,907,754

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES:
Accounts Payable                             $    202,776
Accrued Expenses                                458,653
Current Maturities of Deferred Lease Incentive Revenue                         52,972
Current Portion of Note Payable                                 733,713

Total Current Liabilities                                        1,448,114

LONG-TERM LIABILITIES:
Deferred Lease Incentive Revenue, Net of Current Maturities                        264,860

TOTAL LIABILITIES                                1,712,974

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY                                5,194,780

TOTAL LIABILITIES AND MEMBERS’ EQUITY                            $    6,907,754

The accompanying notes are an integral part of these financial statements

2

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015

REVENUES, NET:
Net Patient Revenue                             $    2,936,248
Net Management Fee Revenue                                 7,608,867

Total Revenues, Net                                            10,545,115

OPERATING EXPENSES:
Insurance                                 37,328
Medical Supplies                                835,575
Salaries and Wages                                702,088
Employee Benefits                                82,109
Professional Fees                                251,703
Professional Services                                211,840
Management Fees                                160,099
Utilities                                73,541
Repairs and Maintenance                                520,439
Lease and Rent                                799,373
Equipment and Instruments                                2,120
Property Taxes                                60,973
Office Expense                                133,745
Depreciation                                 560,340

Total Operating Expenses                                     4,431,273

INCOME FROM OPERATIONS                                6,113,842

OTHER INCOME (EXPENSE):
Sublease Rental Income                                443,933
Interest Expense                                (56,917)
Other Income                                 1,480

Total Other Income                                            388,496

INCOME BEFORE PROVISION FOR STATE INCOME TAX                        6,502,338

PROVISION FOR STATE INCOME TAX                                (28,384)

NET INCOME                            $    6,473,954

The accompanying notes are an integral part of these financial statements

2

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
STATEMENT OF CHANGES IN MEMBERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2015

BALANCE, DECEMBER 31, 2014                            $    3,821,948

Net Income                                6,473,954

Contributions                                538,878

Distributions                                 (5,640,000)

BALANCE, DECEMBER 31, 2015                            $    5,194,780

The accompanying notes are an integral part of these financial statements

2

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2015

CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                             $    6,473,954
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation                                 560,340
Deferred Lease Incentive Revenue                                 (52,972)
Change in Operating Assets and Liabilities:
Accounts Receivable                                 (1,872,347)
Medical Supplies                                 368,109
Prepaid Expenses and Other Current Assets                                 (7,119)
Accounts Payable                                 (313,619)
Accrued Expenses                                 (119,393)

Net Cash Provided by Operating Activities                                5,036,953

CASH FLOW FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment                                (127,554)

CASH FLOW FROM FINANCING ACTIVITIES:
Principal Payments on Note Payable                                (792,211)
Contributions by Members                                538,878
Distributions to Members                                (5,640,000)

Net Cash Used in Financing Activities                                (5,893,333)

NET CHANGE IN CASH AND CASH EQUIVALENTS                            (983,934)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                        1,066,298

CASH AND CASH EQUIVALENTS, END OF YEAR                            $    82,364

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash Paid for Interest                            $    58,441

Cash Paid for State Income Tax                            $    57,769

The accompanying notes are an integral part of these financial statements

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

Houston Metro Ortho and Spine Surgery Center LLC (the “Company”) was formed on April 21, 2011 and amended May 22, 2011 in the State of Texas as a limited liability company. The Company commenced operations in April 2012. The Company was a multi-specialty center in the heart of Houston dedicated to delivering the best in orthopedics, spine and pain, as well as ear, nose and throat (ENT) care.

In connection with the Hospital Department Management Agreement dated May 1, 2015 (the “Management Agreement”), the Company changed the nature of its operations and now provides management services to a surgical facility in Houston, Texas.

The Company has an indefinite life unless terminated at an earlier date as provided for in the Company Agreement.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes to the financial statements are the representation of the Company’s management, who is responsible for their integrity and objectivity.

Cash and Cash Equivalents

The Company defines cash and cash equivalents as cash on hand, cash in banks, and all highly liquid investments that are readily convertible to cash with original maturities of three months or less.

Accounts Receivable

Accounts receivables represent amounts owed to the Company that are expected to be collected within twelve months. Management evaluates receivables on an ongoing basis by analyzing current economic conditions, customer relationships, and previous payment histories. An allowance for doubtful accounts is established for specific accounts the Company considers uncollectible. As December 31, 2015, management determined no allowance was necessary as it considered all accounts receivable collectible.

Revenues

Prior to May 1, 2015, revenues are earned as providers perform medical services for patients. The patients are billed based on Current Procedural Terminology (“CPT”) codes for the medical procedures performed. CPT codes are numbers assigned to every task and service a medical practitioner may provide to a patient including medical, surgical and diagnostic services. CPT codes are developed, maintained and copyrighted by the American Medical Association. The patients are billed the normal billing amount, based on national averages, for a particular CPT code procedure. Revenues are reported at estimated net realizable amounts due from patients and third-party payers for services rendered. For the year ended December 31, 2015, these revenues are reported net of contractual adjustments of $14,485,262.

Subsequent to May 1, 2015, revenues are based on the Management Agreement when they perform managerial services for the surgical facility. Revenues are reported at estimated net realizable value for services rendered. For the year ended December 31, 2015, there was no adjustment deemed necessary for bad debt expense.

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Property and Equipment

Property and equipment are stated at cost. Expenditures for additions, major renewals and betterments are capitalized, and expenditures for maintenance and repairs are charged against income as incurred. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed for the accounts, and any resulting gain or loss is reflected in income.

The Company provides for depreciation or property and equipment using the straight-line method over the lesser of the lease term of improved leasehold property, or the estimated useful lives of the respective assets.

Deferred Lease Incentive Revenue

Deferred lease incentive revenue represents tenant improvement allowances received as consideration in connection with operating leases disclosed further in Note 6. The liability is amortized on a straight-line basis over the life of the lease and recorded as a reduction to rent expense in the accompanying statement of income.

Income Taxes

The Company is a limited liability company and, as such, is not subject to income tax. Taxable income or loss of the Company is included in the respective Members’ tax returns.

The Company is subject to Texas franchise tax, commonly referred to as the Texas margin tax, for the year ended December 31, 2015. Accordingly, a provision and liability for state income tax has been included in accrued expenses on the accompanying financial statements.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. Accordingly, only those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities are recognized. As applied to the Company, any tax uncertainties would principally relate to state income taxes, or uncertainties in its U.S. Federal income tax return that is used to determine state income tax liability. The Company’s management has reviewed the Company’s tax positions and determined there were no significant outstanding or retroactive tax positions exist with less than a 50% likelihood of being sustained upon examination by the taxing authorities.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company’s evaluation was performed for the tax periods ended December 31, 2011 through December 31, 2015 for U.S. Federal and applicable states, the tax years that principally remain subject to examination by major tax jurisdictions as of December 31, 2015.

Fair Value Considerations

The Company uses fair value to measure financial and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy established and prioritized fair value measurements into three levels based on the nature of the inputs. The hierarchy gives the highest priority to inputs based on market data from independent sources (observable inputs- Level 1) and the lowest priority to a reporting entity's internal assumptions based upon the best information available when external market data is limited or unavailable (unobservable inputs- Level 3).

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Fair Value Considerations – Continued

The fair value option allows entities to choose, at specified election dates, to measure eligible financial assets and financial liabilities at fair value that are not otherwise required to be measured at fair value. If an entity elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. The Company did not elect the fair value option for the measurement of any eligible assets or liabilities.

The Company's financial instruments (primarily cash and cash equivalents, receivables, payables, and debt) are carried in the accompanying balance sheets at amounts which reasonably approximate fair value.

Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that have the most impact on the financial position and results of operations primarily relate to the collectability of and contractual adjustments to accounts receivable, the useful lives of property and equipment and certain accrued liabilities. Management believes these estimates and assumptions provide a reasonable basis for the fair presentation of the financial statements.

Subsequent Events

The Company has evaluated subsequent events through the date the financial statements were available for issuance on July 12, 2016 and determined there were no matters materially affecting the Company’s financial statements or related notes to the financial statements.

NOTE 3 – COMPANY AGREEMENT

The following are some of the significant terms of the Company Agreement:

Membership Interests

As specified in the Company Agreement, the Company has two classes of membership (Class A and Class B) and there is no limit on the number of authorized shares to be issued for each class of membership. The Company was initially capitalized by contributions aggregating $865,000 for 80.5 Class A units and $200,000 for 19.5 Class B units. Class B Members have special voting rights as specified in the Company Agreement.

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 3 – COMPANY AGREEMENT – CONTINUED

Restrictions on Membership Interests

As defined in the agreement, no Class A Member, including spouse or ex-spouse, shall transfer any right, title or interest in their respective units without the approval of the Board of Directors.

As defined in the agreement, the Class B Member may transfer any or all interest in Class B units to any person subject to the right of first refusal granted to the Class A Members. Accordingly, the Class A Members shall have the right, but not the obligation, to purchase the Class B Member units for a period of 10 days for an agreed upon price as defined in the Company Agreement. Additionally, the Class A Members shall have the right and option, but not the obligation, to sell the Class A Members’ units in connection with the transfer of Class B Member units to said purchaser. The Class A Members must notify the Class B Member at least 30 days prior to said transfer.

If, at any time, the Class B Member desires to affect a Company sale to any person that is not an affiliate of the Class B Member, then the Class B Member shall have the option to require the Class A Members to transfer some or all of the units held by Class A Members to the respective purchaser at an agreed upon price as defined in the Company Agreement.

In the occurrence of a Terminating Event, as defined in the Company Agreement, the Company has a three-year period from the date of termination to purchase the Terminating Member’s units for an agreed upon price as defined in the Company Agreement.

Management and Liability of Members

The Operating Manager of the Company, except as otherwise expressly stated or provided in the Company Agreement, shall have full power and authority to take all action in connection with the Company’s affairs and to exercise exclusive management, supervision and control of the Company’s properties and business and shall have full power to do all things necessary or incident thereto, without the necessity of any further approval of a Member.

The Members of the Company shall not be personally liable for all or any part of the debts or other obligations of the Company, except for certain personal guaranties obtained in connection with said debts or other obligations.

Profits and Losses

The Company’s profits and losses shall be allocated to the Members in accordance with their outstanding units of membership interests (“sharing ratios”).

Distributions

The Operating Manager determines the cash available for distributions and distributions shall be issued at the Operating Manager’s discretion, but not less than once each year. Distributions made to the Members shall be allocated in accordance with their respective sharing ratios.

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2015:

Life
(Years)

Computers and Software                            3 to 5        $    160,402
Furniture and Equipment                        7                    110,774
Leasehold Improvements                        Up to 39                    2,587,075
Medical Equipment                             5                2,255,719
5,113,970
Less Accumulated Depreciation                                        (2,041,516)

$ 3,072,454

For the year ended December 31, 2015, depreciation expense totaled $560,340.

NOTE 5 – NOTE PAYABLE

Note Payable at December 31, 2015, consists of the following:

Note payable to a bank in monthly installments of $70,888
including interest at prime + 1, with a floor of 5%; 5% interest was used for all of 2014; Maturing December 2016; secured
by Accounts Receivable and Property and Equipment.                $     733,713

Less: Current Portion                    (733,713)

Note Payable, Net of Current Portion                    $    -

NOTE 6 – OPERATING LEASES

The Company leases office space under a noncancellable lease, the terms of which require escalating annual rent payments with an annual adjustment, if necessary, to reflect increases in building operating expenses. Per the terms of the Management Agreement (see Note 1), the office space is sub-leased to its sole customer. Accordingly, all future commitments are reduced by future sub-rental revenues which approximate $650,000 per year through 2021. The Company also leases office equipment with future commitments of $75,528 for 2016 and $20,262 for 2017. Rent expense, including month to month rentals, totaled $799,373 for the year ended December 31, 2015. Sublease rental income for the year ended December 31, 2015 totaled 443,933.

HOUSTON METRO ORTHO AND SPINE SURGERY CENTER LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 7 – RELATED PARTY TRANSACTIONS

As specified in the Company Agreement (see Note 3), the Class B Member provides certain administrative management services for the Company, the costs of which are determined by the Company Agreement. During the year ended December 31, 2015, the Company incurred expenses of $160,099. Accrued management fees owed to the Class B Member at December 31, 2015, totaled $19,481 and are included in accrued expenses on the accompanying balance sheet.

At various times during the ordinary course of business, the Company and its affiliates will pay expenses on behalf of one another. At December 31, 2015, the Company had accounts payable to an affiliate of $49,679.

NOTE 8 – CONCENTRATION OF CREDIT RISK

The financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of accounts receivable and cash deposits. Revenues are reported at estimated net realizable amounts due from patients and third-parties for services rendered. Generally, these receivables are unsecured. For the year ended December 31, 2015, three payors accounted for 78% of gross patient revenues. As of and for the year ended December 31, 2015, one customer accounted for 100% of management fee revenue and accounts receivable.

At December 31, 2015, the Company had deposits in an interest-bearing account at a financial institution which from time to time may exceed the Federal Deposit Insurance Corporation insurance limits. Management believes any credit risk is low due to the overall financial strength of the financial institution.

NOTE 9 – LITIGATION

At times, the Company is a defendant in various legal proceedings arising in the ordinary course of business. While management believes the outcome of pending litigation and claims will not have a material adverse effect on the Company’s financial condition, operations, or cash flows, litigation is subject to inherent uncertainties.